                                  EXHIBIT 10.9


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                     PAGES
                                                                       OF PAGES
                                                                       1 of 21

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.                      3. EFFECTIVE DATE
   POOOO 16                                           May 1, 2001

4. REQUISITION/PURCHASE RED. NO.                   5. PROJECT NO.

6. ISSUED BY
DEFENSE SUPPLY CENTER, PHILADELPHIA
700 ROBBINS AVENUE
PHILADELPHIA, PA 19111
MARY MARKER, DSCP-CRFA (215) 737-5825

7. ADMINISTERED BY (If other than Item & 6)

DCMD, ATLANTA              CODE: S11031
805 WALKER STREET
MARIETTA, GA 30060

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)

MC RAE INDUSTRIES, INC.
P.O. BOX 1239
MT. GILEAD, N.C. 27306

CODE: 3A059               FACILITY CODE


[X]     9A.    ADMENDMENT OF SOLICITATION NO.

        9B.    DATED (See ITEM 11)

[X]    10A.    MODIFICATION OF CONTRACT/ORDER NO.
               SPO 100-97-D-0326
       10B.    DATED (SEE ITEM 13)
               15 APRIL 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended

Offer must acknowledge receipt, of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment;
(b) By acknowledging receipt of this amendment an each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. It by virtue of this amendment you desire to change an offer already submitted, such change may he made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If required) ___________________________
ITEM: BOOTS, VARIOUS TYPES                TG: 97X4930.5CT0 01 26.0 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[X] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
         ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         MUTUAL AGREEMENT OF PARTIES - IMPLEMENTATION OF BILL AND HOLD

    D.   OTHER (Specify type of modification and authority)

    E.   IMPORTANT:    Contractor [ ] is not
                       [X] is required m sign this document and return
                       1 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UFC section headings, including solicitation/contract subject matter where feasible.)

See the following Pages 1A thru 21


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

Victor A. Karam        President                4/26/01

15B. CONTRACTOR/OFFICER                     15C. DATE SIGNED
                                                 4-26-01


16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

SCOTT REIFSNYDER

16B. UNITED STATES OF AMERICA               16C. DATE SIGNED
                                                 5-1-01

BY:

(SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-9070
PREVIOUS EDITION UNUSABLE
PERFORM (DL A1
STANDARD FORM 30 (REV. 1083)
Prescribeb by GSA
FAR (48 CFR) 53.243

SPO100-97-D-0326                                            Page 1A
McRae Industries, Inc.                                      Modification P00016



A. In lieu of Depot/DVD initiatives stated in the contract, the contractor shall begin a Bill and Hold initiative as outlined in the attached Statement of Work. The target effective date for the processing of MRO's under Bill and Hold is on or around I June 2001.

B. Under Bill and Hold the Government will issue a Delivery Order and the contractor will produce the item and "ship it into inventory" in their own storage facility. All shipments under this contract, unless otherwise directed, shall be made directly to the contractor's storage facility. Upon Inspection and Acceptance by the Government QAR, shipment shall be made to the storage facility. The RIC Code shall be SEJ and the DODAAC shall be SC0106.

C.       The address of the contractor's storage facility is as follows:

                  McRae Footwear Distribution Warehouse Facility
                  1737 Highway 24/27 West
                  Troy, NC 27271

D. Once shipment is made, receipt shall be posted in the automated system via a material receipt (D4S) transaction. The D4S will post the stock on DSCP's records against the contractor's RIC code. See Appendix B-20, Material Receipt Transaction, Page 18 of this modification.

E. As requisitions are received from customers, a material release order will be sent to the contractor. This transaction will outline the stock number, quantity and location to ship. See Appendix B-7, Material Release Order/MRO Transmittal Data Document, Page 16 of this modification.

F.       The Government will begin to issue MROS on or around 1 June 2001.

G. Delivery Orders will be issued at intervals throughout the effective period of the contract and will reflect sizes/quantities necessary to satisfy the Government's requirements. Production Leadtime for the Delivery Orders shall be 60 days.

H. When stock is shipped from storage, the contractor will send a material release confirmation (ARO) transaction to DSCP, which will post the shipment to DSCP's record See Appendix B-14, Material Release/Redistribution Order Confirmation Document, Page 21 of this modification.

I. The software package DAMES (DAASC Automated Message Exchange System) shall be provided to the contractor from Defense Automatic Addressing System Center, Wright Patterson AFB) at no cost to support these transactions. The DAMES package can be requested by contacting Wilma Blackman (937) 656-3788.

SPOI00-97-D-0326                                            Page 1B
McRae Industries, Inc.                                      Modification P00016

J. The transportation costs as outlined in the contract that are included in the present contract prices shall be removed and the Transportation Reconciliation Clause will no longer apply as it is currently stated in the contract. The transportation costs associated with the contractor's MRO shipments will be invoiced in accordance with Section 3.4.10 of the Statement of Work, Transportation Costs. In accordance with SUBJECT SECTION, MRO TRANSACTION CLIN WILL BE ESTABLISHED ON DELIVERY ORDERS as follows:

         CLIN 9999AA MRO Transportation

K. As a result of the above the unit prices under subject contract are hereby changed as follows:


                            CURRENT             DECREASE                BILLABLE
ITEM                        PRICE               (-TRANS COST)           PRICE*
----                        -----               -------------           ------

Boot, Hot Weather           $60.0362            $1.25                    $58.7862
Boot, Desert Tan            $60.5305            $1.25                    $59.2805
Boot, Combat                $69.6977            $1.25                    $68.4477

* This is the billable price which will appear on the DD 250'S. The MRO transportation cost of $1.25 per unit will be billed on a monthly basis as a separate line item after units are shipped to customers (MRO shipments).

L. Due to the fact that we are changing the mode of operation hereunder, under the Vendor Enhanced Storage Concept, contractor is entitled to Distribution Fee for that quantity stored under Delivery Order 0001. Funds will be obligated via a modification to an existing Delivery Order to reimburse contractor the Distribution Fee minus Transportation Costs for the entire VEST quantity.

         $3.2963 (Dist Fee) - $1.25 (Trans Cost) -- $2.0453 x 29,332 Pair
         (VEST qty) - $60,022.07

M.       Reference Page 64 of the solicitation portion of above cited contract
- Transportation Cost Reconciliation (DVD). This clause is hereby deleted for the Bill and Hold Portion of subject contract and the following clause is hereby substituted:

TRANSPORTATION COST RECONCILIATION (BILL AND HOLD): In accordance with Paragraph 3.4.10 Transportation Costs of the Bill and Hold Statement of Work, $1.25 per pair has been established for Contractor's monthly invoicing for the MRO "Transportation Cost on the actual number of MRO units shipped during the previous month (Clin 9999AA). It is agreed that this amount will be adjusted on a quarterly basis utilizing the actual transportation costs experienced and documented by the contractor and reported to the Administrative Contracting Officer on a quarterly basis. The Administrative Contracting Officer shall make the necessary adjustment no later than fifteen (15) days after the receipt of the contractor's quarterly transportation report.

N.       All other terms and conditions rernain the same.

O. This document contains the complete agreement of the parties. There are no collateral agreements, reservations, or understandings other than expressly set forth herein. It is agreed that no subsequent modification of this agreement shall be binding unless reduced to writing and signed by both parties.

SP0100-97-D-0326                                            Page 2
McRae Industries, Inc.                                      Modification P00016

                   BILL AND HOLD STATEMENT OF WORK - PREFACE

Under Bill and Hold, the contractor will receive a Delivery Order with specific items and quantities and a schedule of shipments that the contractor will make directly to their own storage facility. The contractor produces the items according to schedule, and upon Inspection and Acceptance by the Government QAR, shipment shall be made to the contractor's own storage facility. All Delivery Order shipments under this contract, unless otherwise directed, shall be made directly to the contractor's own storage facility.

The contractor is required to send and receive electronic transactions, using various transaction Document Identifier Codes (DICs) in specific 80 card column formats, through the DAMES software (see below) to and from DSCP's automated system SAMMS.

Once a shipment has been placed into inventory (received) at the contractor's storage facility, SAMMS receipt transactions (DI( D4S) shall be transmitted by the contractor (via DAMES) to DSCP. The D4S transactions will post the stock to the National Inventory Record (NIR) against the contractor's Routing Identifier Code (RIC, to be assigned to the Bill & Hold contractor). Attachment 3, Materiel Receipt Transaction, which follows the Bill and Hold Statement of Work, details the 80 card column file layout for this transaction.

At this point, the contractor can invoice the Payment Office for payment using a DD Form 250.

The customer submits their order to DSCP in the form of a requisition (typically an AOA transaction). SAMMS in turn generates Materiel Release Order (MRO, typically an A5A transaction) to the Bill & Hold contractor ordering shipment to the customer. This transaction will outline the stock number, quantity, and customer's address. Attachment 1, Materiel Release Order Document, which follows the Bill and Hold Statement of Work, details the file layout for this transaction.

In addition, the contractor may be required to ship materiel to a wholesale distribution facility (depot site) upon receipt of a Redistribution Order (RDO, an A2A transaction). Attachment 5, Redistribution Order, which follows the Bill and Hold Statement of Work, details the 80 card column file layout for this transaction.

The Government can begin to issue Materiel Release Orders and/or Redistribution Orders to the Bill and Hold contractor immediately upon receipt of the first shipment (posting of the first shipment to the NIR).

A MRO is a line of data, in 80 card column format, such as the following:

         1        2         3         4         5        6         7         8

12345678901234567890123456789012345678901234567890123456789012345678901234567890
----------------------------------------------------------------------------------
A5ASGZS8405014500074 EA00001W814A291070001NSC0109BXP            7536421S9TAA 0000324

Important fields:

1-3       A5A                   Document Identifier Code. Identifies the transaction as a MRO.
4-5       SGZ                   Routing Identifier Code. Three digit code that electronically routes the transaction to the
                                Bill & Hold contractor.

8-20      8405014500074         National Stock Number (NSN) of the item ordered.
23-24     EA                    Unit of Issue code corresponding to the NSN.

25-29 00001                     Quantity being ordered.
30-43                           W814A291070001 Requisition Number
                                (also referred to as the Document
                                Number). Positions 30 through 35
                                indicate the customer's six digit
                                DoDAAC, or Department of Defense
                                Activity Address Code.

45-50 SCO109                    Supplementary Address (also a DoDAAC).
51        B                     Signal Code. If a Signal Code is A, B, C, or D, ship to the requisitioner (DaDAAC in first six digits of the requisition number, which is card columns 30-35). If the Signal Code is J,
                                K, L, or M, ship to the Supplementary Address (DoDAAC in card columns 45-50).
60-61     15                    Priority Code. Indicates the urgency of the customer's order. The lower the number, the

SP0100-97-D-0326                                            PAGE 3
McRae Industries, Inc.                                      Modification P00016


                                more urgently the order is needed.
62-64    364                    Required Delivery Date. The julian date by which the customer requires delivery of the item(s).

Note that on the MRO Transmittal Document the customer will have sometimes filled in the Standard Unit Prices for the item in col. 74-80. These prices are not the same as the contract prices and do not affect the prices under the contract.

Upon receipt of the MRO or RDO, the Bill and Hold contractor pulls the order quantity from inventory and ships to the customer or other distribution facility (the second type of delivery on this contract). A packing slip is used with this type of shipment, not a DD 250. A set transportation cost will be used as set forth in the contract, and the set shipping costs will be reconciled against actual costs on a quarterly basis.

Immediately after the stock is shipped from storage, the contractor will electronically send a materiel release confirmation, ARO transaction, to DSCP, which will post the shipment to DSCP's records. Attachment 2, Materiel Release/Redistribution Order Confirmation Document, which follows the Bill and Hold Statement of Work, details the file layout for this transaction.

The current software package that enables the contractor to send/receive these three transactions is called DAMES (DAASC Automated Message Exchange System). It will be provided to the awardee (from Defense Automated Addressing System Center located at Wright Patterson AFB, OH) at no cost to allow the electronic exchange of these transactions.

Any transportation costs involved with shipping the items to the contractor's own storage facility should be included in the item's unit price based on FOB Destination. The transportation costs associated with the contractor's MRO shipments to customers will be invoiced and paid in accordance with Section
3.4.10 of the Statement of Work, Transportation Costs.

The award unit prices are the billable prices which will appear on the DD250s. The MRO transportation costs will be billed weekly or monthly as a separate line item only after units are shipped to customers (MRO shipments).

SP0100-97-D-0326                                            PAGE 4
McRae Industries, Inc,                                      Modification P00016

                                 BILL AND HOLD
                               STATEMENT OF WORK

1.       GENERAL OVERVIEW

1.1 SCOPE OF WORK. This Statement of Work (SOW) establishes the scope of work and accountability for the Bill and Hold initiative with the Defense Supply Center Philadelphia (DSCP) Clothing and Textiles Directorate. It describes facilities, personnel, and equipment that shall be used in the performance of this contract, as well as the Government's expected performance or work. The contractor shall furnish all facilities, personnel, supervision, equipment, tools, supplies, services, and materials required to perform the work outlined herein.

1.2 GOVERNMENT EXPECTATIONS. The Contractor shall ship Delivery Order requirements as designated in the contract to their own storage facility. The Contractor shall provide for warehouse materiel handling, storage, packaging, and distribution of the stored supplies. The contractor shall utilize a warehouse facility that conforms to commercially acceptable standards. Upon receipt of automated, written or authorized verbal Materiel Release Order (MRO) or Redistribution Order (RDO), the contractor shall determine availability; verify quantity, nomenclature, unit of issue; and process the MRO or RDO for shipment of materiel to the DSCP customer o wholesale distribution facility. The Contractor shall store, stack and palletize items considering package size, shape, weight, quantity, and potential for degradation in storage. The Contractor shall ensure that items are properly packed, marked, tagged, and labeled for shipment to various locations worldwide. The Contractor shall report status of available items, receipts (customer returns), and outbound shipment status on a daily basis into an automated system. Warehousing and distribution procedures shall be performed at a level of competency and responsibility which will require minimum Government direction.

         DISTRIBUTION SITE                            STORAGE FACILITY
         FILL-IN
         -------------------------                    -------------------------

1.3 PERSONNEL. The Contractor shall provide all of the necessary, fully qualified personnel required to accomplish all contract work within the timeframes established in this SOW. The Contractor shall provide a Contract Manager and an alternate who shall be responsible to oversee contract performance and shall act as the point of contact with the Government. The names, titles, and telephone numbers of the Contract Manager and alternate shall be designated in writing to the PCO within a eek after this contract award/modification. The Contract Manager or alternate shall be available during normal operating hours s specified in Section 1.4.1 for telephonic or personal contact with the PCO. The contractor shall notify the PCO within 48 hours of any changes to the Contract Manager or alternate. Written notification should follow the verbal notification within 7 business days.

1.4      HOURS OF OPERATION

         1.4.1 NORMAL OPERATING HOURS. The Contractor is required to provide all of the services under this contract during the Contractor's normal operating hours, except for National holidays as specified below. Normal operating hours shall be at least 40 hours per week, 8 hours per day, and shall be consecutive hours between the time period of 6:00 A.M. through 5:30 P.M. Where National holidays listed below are not observed by the Contractor and business is transacted with the general public, such shall be considered normal operating days.

                   New Year's Day       Martin Luther King's Birthday
                   President's Day      Memorial Day
                   Independence Day     Labor Day
                   Columbus Day         Veteran's Day
                   Thanksgiving Day     Christmas Day

         1.4.2 EMERGENCIES/MOBILIZATION. During emergency situations and/or military mobilization situations, the Contractor may be required to provide services beyond their normal operating hours, on weekends and holidays. The Contractor must receive authorization from the PCO prior to providing this service. Extra services provided without PCO authorization shall be the responsibility of the Contractor and will not be reimbursed.

SP0100-97-D-0326                                            PAGE 5
McRae Industries, Inc.                                      Modification P00016

1.5 CONFLICT OF INTEREST. The Contractor shall not employ any employee of the United States Government or the Department of Defense, either military or civilian, if such employment would create a conflict of interest. The Contractor shall not employ any person who is an employee of the Department of Defense unless such person receives prior approval in writing from the PCO.

1.6      DISCLOSURE OF INFORMATION

         1.6.1 AUTHORITY TO DISCLOSE INFORMATION. Performance under this contract may require the Contractor to access data and information proprietary to a Government Agency or of such nature that its dissemination or use other than as specified in this work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor contractor personnel, shall divulge or release data or information developed or obtained under this work statement or obtained during the performance of the contract, except to authorized Government personnel or upon written approval of the PCO. The Contractor shall not use, disclose, or reproduce proprietary data which bears a restrictive legend, other than as specified in this work statement.

         1.6.2 INQUIRIES. The Contractor shall direct to the PCO all inquiries, comments, or complaints arising from matters observed, experienced or learned as a result of, or in connection with the performance of this contract, when the resolution of such may require the dissemination of official information.

         1.6.3 FREEDOM OF INFORMATION ACT (FOIA). Inquiries received by the Contractor for work performed under this contract shall be referred to the Government for evaluation under the Freedom of Information Act of 1975, Public Law 93-5-2, 5 U.S.C., Section 552. The determination of whether, records will be released will remain with the PCO. The Contractor shall be responsible for search and submission of records upon request by the Government.

2.       DEFINITION OF TERMS

2.1 ADMINISTRATIVE CONTRACTING OFFICER (ACO): A Government Contracting Officer located at a contract administration office who is assigned the responsibility for the administration of Government contracts and having the authority, only as delegated by the Contracting Officer, to bind the Government contractually, either verbally or in writing, or to enforce and! make changes to the contract terms and conditions.

2.2 BUSINESS DAY: A 24 hour period, from Monday through Friday, excluding weekends and National holidays as specified in Section 1.4.1.

2.3 CONTRACTING OFFICER (KO) OR PROCUREMENT CONTRACTING OFFICER (PCO): A Government official having the sole authority to bind the Government contractually, either verbally or in writing, to enforce and make changes to the contract terms and conditions.

2.4 CONTRACTING OFFICER'S REPRESENTATIVE (COR): An individual designated in writing by the Contracting office to perform specific contract administration functions. This individual has no authority to enter into or change existing U.S. Government contracts.

2.5 CONTRACTOR: An entity in private industry which enters into contract with the Government to provide goods or services.

2.6 CONTRACTOR FURNISHED PROPERTY (CFP): Standard items hardware, electrical equipment, and other standard production or commercial items furnished by a prime contractor as materiel required to perform the contract.

2.7 DEFECT: Any nonconformance of a unit of service with specified requirements.

2.8 DISCREPANCY IN SHIPMENT REPORT (DISREP), SF 361: A Standard Form used to report shipping discrepancies.

SP0100-97-D-0026                                            PAGE 6
McRae Industries, Inc.                                      Modification P00016

2.9 CLOTHING & TEXTILES' EMERGENCY SUPPLY OPERATIONS CENTER (ESOC): An organization within the Defense Supply Center Philadelphia which provides heightened management of high priority requisitions.

2.10 FISCAL YEAR (FY): A U.S. Government year which begins 1 October and ends 30 September (12 months).

2.11 GOVERNMENT OWNED PROPERTY (GOP): All equipment, goods, and land possessed by the Government and, subsequently, delivered or otherwise made available to the contractor.

2.12 ISSUE PRIORITY DESIGNATOR (IPD): A two digit numeric code which indicates the priority for handling materiel based on the mission and need of the requiring activity. The IPD is a subset of IPG. See definition of "PRIORITY" below.

2.13 ISSUE PRIORITY GROUP (IPG): A one digit numeric code (1,2,or 3) which indicates priority for handling materiel based on mission and need of the requiring activity.

2.14 MATERIEL ACQUISITION UNIT COST (MAUC): The average acquisition cost of a National Stock Numbered (NSN) item in the Standard Automated Materiel Management System's (SAMMS) Supply Control File.

2.15 MATERIEL INSPECTION AND RECEIVING REPORT, FORM DD250: A multi-purpose Department of Defense form which serves as evidence of inspection and acceptance, a shipping document, a contractor release, and/or contractor invoice.

2.16 MATERIEL RELEASE ORDER (MRO): An order issued by an accountable supply system manager directing a distribution activity (in this case, the Bill & Hold contractor) to release and ship materiel to a DSCP customer.

2.17 NATIONAL STOCK NUMBER (NSN): The Government stock number which identifies a particular item type and size. Equivalent to a model number or SKU number in commercial items.

2.18 PERFORMANCE INDICATOR: A characteristic of an output of a work process that can be measured.

2.19 PILFERABLE ITEM: Items which are vulnerable to theft because of their ready resale potential.

2.20 PRIORITY: A customer's Issue Priority Designator (IPD: the two digit numeric found in card columns 60 through 61 of standard 80 card column requisition document) and RDD most affect delivery of an order. Issue Priority Designators can range from 01 through 15. An Issue Priority Designator (IPD) 01 identifies the highest priority order. An IPD of 15 identifies the lower priority order. Contractors should consult the Statement of Work for the delivery time frames associated with a specific Issue Priority Designator (IPD)

2.21 PROJECT CODES: This is a 3 digit alphanumeric code such as 9BU or 9FF found in card columns 67 through 59 of standard 80 card column requisition document. Project Codes are assigned by the military services or Defense Logistics Ager (DLA) to identify specific programs or purposes for which materiel is required. A requisition document with a Project Code, a high issue priority designator (IPD), and an RDD should be processed before any other order. A requisition document with a Project Code but no RDD should be processed in accordance with the IPD.

2.22 QUALITY ASSURANCE: Those actions taken by the Government to assure that the quality of purchased goods and services received are acceptable in accordance with established standards and requirements of the contract.

2.23 QUALITY ASSURANCE PLAN: A written document used by the Government for quality assurance surveillance. The document contains specific methods to perform surveillance of the Contractor's performance.

2.24 QUALITY ASSURANCE REPRESENTATIVE (QAR): A Government representative responsible for performing surveillance and inspection of Contractor performance.

2.25 QUALITY CONTROL: Those actions taken by the Contractor to control the production of goods or services so that the meet the requirements of the contract.

SP0100-97-D-0326                                            PAGE 7
McRae Industries, Inc.                                      Modification P00016

2.26 REDISTRIBUTION ORDER (RDO): An order issued by an accountable supply system manager directing a distribution activity (in this case, the Bill & Hold contractor) to release and ship materiel to another DSCP wholesale distribution facility.

2.27 REQUIRED DELIVERY DATE (RDD): A Julian date in card-columns 62 through 64 of a standard 80 card column requisition document identifies the julian date the ordering activity needs the item delivered. A 777, 999, N01, N02, or N03 in these card columns indicates that the customer has authorized air shipment. On very large and costly bulk orders for which the ordering activity has authorized air shipment, contractors should verify the requirement with DSCP prior to taking action.

2.28 STATEMENT OF WORK (SOW): Contains the full description of services to be provided by the contractor under this contract in addition to providing the required supplies and the terms and conditions of the contract.

2.29 TRANSPORTATION DISCREPANCY REPORT, FORM SF361 : A standard form used by a customer to report to an accountable supply system manager discrepancies in shipments/transportation.

3.       CONTRACTOR TASKS

3.1 GENERAL. After manufacturing the item in accordance with the specification or commercial item description and the contract, the Contractor shall provide for warehouse materiel handling, storage, packaging, and distribution of the manufactured suppliesin support of the Defense Supply Center Philadelphia (DSCP) in accordance with this statement of work. Normal operating hours are listed in Section 1.4.1. After manufacturing the item, the Contractor shall perform the following major activities:

-        RECEIVE SHIPMENT

-        STORE MATERIEL

-        SHIP MATERIEL RELEASE ORDERS TO NUMEROUS LOCATIONS

-        SHIP REDISTRIBUTION ORDERS TO VARIOUS LOCATIONS

-        PROCESS EMERGENCY ORDERS

-        PERFORM ADMINISTRATIVE FUNCTIONS

-        PREPARE AND SUBMIT REQUIRED REPORTS

-        PERFORM SCHEDULED AND REQUESTED INVENTORIES

3.2      RECEIPT OF SHIPMENT INTO STORAGE

         3.2.1 GENERAL. The Contractor shall make shipments as required to their own storage facility after the manufactured items have been inspected and accepted by the Government QAR. Once accepted and approved for `shipment', the Contractor shall notify DSCP of 'receipt' of the inventory through the automated system. This is accomplished by transmitting D4S transactions via DAMES to DSCP as outlined in the attached Attachment 3.

         3.2.2 PROCESSING RECEIVING REPORTS AND RELATED DOCUMENTATION. Timely and efficient receipt processing is critical to maintaining accurate inventory records. The Contractor shall process all receiving reports the same day they place the 'received' materiel into inventory at their storage facility. The Contractor shall maintain appropriate management control over receipt procedures to maintain the integrity of inventory. The Contractor shall process all receipts in accordance with the Document Identifier Codes (DIC) provided in the attached Appendix A-13.


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         3.2.3    CONTRACTOR RECORDS RETENTION. The Contractor shall make
available books, records, documents, and other supporting evidence to satisfy contract negotiation, administration, and audit requirements of the contract unless specified otherwise for certain records. Copies of the shipment DD250s shall be maintained IAW this paragraph and furnished to the PCO within one business day via facsimile.

3.3      STORAGE OF MATERIAL

         3.3.1 GENERAL. The Contractor shall store Government-owned materiel received from Delivery Order shipments under the manufacturing portion of the contract in Contractor furnished storage facilities. While in inventory, all Government owned materiel shall be maintained in appropriate condition and accurately tracked.

         3.3.2 STORAGE OF RECEIVED GOODS. The Contractor's storage facility must accomplish efficient space utilization, safeguard Government Owned Property, and allow Government access for surveillance and inspection. The contractor is required to store inventory in such a way that First-In/First-Out procedures are followed and the oldest stock is utilized first.

         3.3.3 SECURITY OF ITEMS. The Contractor shall develop and maintain procedures to assure security of Government-owned materiel.

         3.3.4 INVENTORY RECONCILIATION. The Contractor shall electronically provide a quarterly inventory report, by NSN, to the PCO (in spreadsheet or text file format) which will be used to reconcile any differences in inventory balances between DSCP and the Bill & Hold contractor's records. The contractor shall be required to advise DSCP of the quantity per NSN being held in inventory at their facility, as of the established inventory cutoff date, less any outstanding MRO/RDO quantities (any MROs or RDOs received but not actually pulled from inventory as of the cutoff date). The QAR is to verify the accuracy of the listing and conduct occasional spot checks, via a random sampling of NSNs.

3.4      SHIPMENT OF MATERIEL RELEASE ORDERS AND REDISTRIBUTION ORDERS

         3.4.1 GENERAL. The Contractor is responsible for preparing orders for shipment authorized by the Government through the automated computer system (A5_ or A2A transaction, see attachments 1 & 5) or by written shipping order, in the exact stock number (NSN) and quantity, not to exceed the quantity indicated by the MRO or RDO. The Contractor must also coordinate, as necessary, with carriers for pickup and shipment of materiel to fulfill MROs or RDOs. The Contractor shall be assessed additional transportation and related charges for material shipped erroneously. When the Contractor uses an inappropriate mode of shipment or carrier that results in extra cost to the Government, the Contractor shall be assessed the additional costs. The Contractor shall determine the type of over-packing, packaging, and labeling requirements for materiel destined for shipment in accordance with the best commercial practices for less than full carton shipments. Mode of shipment will be established according to requisition priority. Once the MRO is shipped, the contractor shall notify DSCP of shipment via the automated system. This is accomplished by generating an AR0 transaction as outlined in attached Attachment 2. ***PLEASE
NOTE: In addition to A5_ or A2A transactions, Contractor may receive transactions with document identifier codes such as AC_ or AF6. These documents are NOT MROs or RDOs. AC _ documents are cancellations of MROs or RDOs and shipment processing should be stopped immediately, if possible. AF6 documents are a followup from DSCP requesting shipment status. These documents usually mean that there is a problem with the ARO (shipment confirmation) transmission. The Contractor should review the ARO input, make necessary corrections, and resubmit the document.

         3.4.2 FREIGHT SHIPMENT MODE. The Contractor shall use the most economical means to meet the required Receipt Date. (See 3.6). The Contractor should consider combining shipments to same location to save shipping costs.

         3.4.3 ADMINISTRATIVE CONTROLS. The Contractor should maintain a reference library covering mandated requirements for packing, packaging, documenting, and transporting material via U.S. Postal Service, etc,, truck, water surface, or air to destinations worldwide. The Contractor should also maintain a liaison with various shipping organizations to ensure materiel is properly described, labeled, and packed to meet varying modes of transportation.

         3.4.4 PROCESSING. Contractor personnel shall compare documentation with the material to determine packing, marking, and labeling requirements, based upon who and where the customer is, the nature and quantity of the material, the mode of shipment, and other factors. Plan resources/material to maximize consolidation of freight with shipping activity schedule. Establish procedures for the construction/acquisition of appropriate sized skid bases, plywood boxes, crates, v boards, cap and pallet boards, etc.


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McRae Industries, Inc.                                      Modification P00016


         3.4.5 PACKING/PACKAGING/LABELING REQUIREMENTS. The Contractor will use the best commercial practice for Packing, Packaging, and Labeling requirements for contiguous United States shipments. When directed, the Contractor will use Military Standard MIL-STD-129, Marking For Shipment and Storage (Parts 1-4) as the document to ascertain Packing, Packaging, and Labeling requirements. Assemble, construct, and pack material into crates, boxes, skids, and pallets, as appropriate. Apply stencil markings, labels, strapping, stretch wrap, block/brace, as appropriate. Determine pieces, weight and: cube, and process completed documentation. For the marking requirements of overseas shipments, please see Paragraph 3.4 below.

Refer to clause 52.247-9007, Additional Bar Coding Requirements for Contractor or Vendor-Originated Shipments, located in the solicitation/contract, for bar-coding requirements on packages.

Attached to each packing list, the contractor shall provide "Instructions" to customers of action to take if not satisfied with products received [e.g. One-for-One Replacement Warranty applies. Problems with your order? Call us at (insert contractor's name and phone number).]. After award, contractor is to submit to DSCP a sample of these "Instructions" for review and approval by the PCO.

         3.4.6 DOCUMENTATION. Complete and accurate documentation of the processing of materiel shipments is necessary to verify Contractor work. Documentation will generate complete history files and fulfill communication requirements imposed by the Government supply system. Documentation shall be maintained three years beyond the contract period.

         3.4.7 ACCOUNTABILITY FOR ALL SHIPMENTS AND SHIPMENT DOCUMENTATION. The Contractor is responsible for verifying all lines shipped, including lines shipped by freight and small package carrier. The Contractor shall confirm all shipments made via AR0 transaction) within two business days of the actual consignment date. The Contractor will be responsible to provide tracer information to DSCP when requested.

         3.4.8 BEARER PICK-UP. In very few cases, a customer may need to physically pick up materiel directly from the Contractor facility. In this event, the Government will notify the Contractor as soon as possible of this requirement and provide all pertinent information.

         3.4.9    ADDRESSES FOR SHIPMENT.

DODAAC. A DoDAAC is a six digit alpha/numeric code that translates to an address. MRO positions 30 through 35 indicate the requisitioning activity's DoDAAC. If a Signal Code in column 51 is A, B, C, or D then the item is to be shipped to the DoDAAC is the requisition (positions 30-35). If the Signal Code is J, K, L, or M then the item is to be shipped to the DODAAC in the Supplementary Address (positions 45-50).

The internet web site http://davnt6.daas.dla.mil/dodaac/dodaac.htm should be used to translate the DoDAAC into a shipping address. After entering the DoDAAC, a page will list up to three Type of Address Codes JAC), TAC 1 indicates the mailing address. TAC 2 indicates the shipping address. TAC 3 indicates the billing address (which will never be used by ,_a Bill and Hold contractor). Generally the TAC 2 address should be used. If a shipment is LESS THAN 30 POUNDS, you can use the TAC 1 MAILING address in lieu of the TAC 2 SHIPPING address cited in the above DODAAC web site. If there is no TAC 2 address, ship to the TAC 1 address.

The first letter of a DoDAAC can be used as a quick reference guide to the military service ordering the item. W identifies an Army activity. F identifies an Air Force activity. M identifies a Marine Corps activity. N, R, and V identify Navy activities (R & V being ships). H identifies Army/Air Force Exchange Stores. These are our most common customers. B, D, P, K, and T identify Foreign Military Service (FMS) customers ordering through the Military Assistance Program (MAP). Contractors should contact the Emergency Supply Operations Center (ESOC) at (215) 737-9146 and request agent ID # 4023 for translation of FMS DoDAACs into a shipping address.

OVERSEAS SHIPMENTS: On orders that require delivery to overseas locations, the contractor has the option of either shipping direct or shipping through a consolidation point. To ship direct, a contractor must have: 1) the capability to ship internationally, a TAC 2 address, 3) a point of contact at the delivery destination (such as Transportation Officer or a


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McRae Industries, Inc,                                      Modification P00016


more specific title/name), and 4) a commercial phone number. Not all Department of Defense Activity Address Codes (DoDAACs) provide this information.

EXCEPTION: DoDAACs starting with N, V, or R may cite other shipping instructions on the web site, especially when the customer is a ship.

CONSOLIDATION POINTS for overseas shipments:

         SHIPMENTS TO ALL PACIFIC REGION DESTINATIONS:

                  XU Defense Distribution Region West
                  Distribution Depot San Joaquin
                  Consolidation and Containerization Point Bldg. 208 French Camp, CA 95231-0001

         SHIPMENTS TO NON-PACIFIC DESTINATIONS (INCLUDING PANAMA):

         ARMY & AIR FORCE CUSTOMERS ONLY:

                                       Consolidation and Containerization Point
                                                 DDSP - New Cumberland Facility
                                                  Building CCPOINT Door 135-168
                                                  New Cumberland, PA 17070-5002

         SHIPMENTS TO NON-PACIFIC DESTINATIONS (CONT.):

         NAVY & MARINE CORPS HIGH PRIORITY REQUISITIONS (PRI. 03 AND ABOVE OR PRI. 06 WITH A 777 RDD):

                  Norfolk Naval Air Terminal
                  Building LP 205
                  8449 Air Cargo Road
                  Norfolk, VA 23511-4497

         NAVY & MARINE CORPS NON-HIGH PRIORITY REQUISITIONS:

                  Code 302
                  Ocean Terminal Division
                  1968 Gilbert Street, Suite 600
                  Norfolk, VA 23511-3392

When shipping to a Consolidation Point, the package SHALL be marked as follows:


                  SHIP TO: Applicable consolidation address above
                  MARK FOR: Customer address INCLUDING THE DOCUMENT/REQUISITION
                            NUMBER


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         3.4.10   TRANSPORTATION COSTS. The contract will include a separate line item (OLIN 9999AA) as MRO/RDO Transportation Cost to cover the costs associated with shipping Material Release Orders to customers and Redistribution Orders to other DSCP distribution facilities. The transportation costs (NOTE: covering shipment of Material Release Orders or Redistribution Orders, not shipment of supplies from manufacturing facility to storage facility) will be processed according to one of the two following alternatives:

ALTERNATIVE #1:

- On or near the first of each month, the Contractor shall submit an invoice to DFAS for the MRO/RDO Transportation Cost CLIN based on the actual number of MRO/RDO units shipped during the previous, month and the per unit specified Transportation Cost Reconciliation amount.

         NOTE: Block 1 of the DD250 must refer to a Delivery Order Number. It is possible to have several Delivery Orders under the contract all shipping to storage. When billing for MRO/RDO transportation, the Contractor may use the D.O. number for any OPEN order. Also, the Contractor must adhere to the CLIN numbering system. For example, if the Contractor's first invoice for Bill and Hold Transportation Costs references D.O. 0001, the CLIN is 9999AA. On subsequent invoices for transportation that reference D.O. 0001, the CLIN shall be numbered as 9999AB, 9999AC, 9999AD, etc. If D.O. 0001 completes and shipments to storage continue under D.O. 0002, on the first invoice for transportation that references D.O. 0002 the CLIN will become 9999AA and start the numbering cycle over again.

- On a quarterly basis, a Transportation Reconciliation Report shall be submitted by the Contractor to the ACO. This report shall list the following:

         Month (Date)
         Total Quantity of Units Shipped under MROs and/or RDOs Total Transportation Payments Received (include invoice numbers and dates) Actual Transportation Costs (include documentation from carriers) Difference (Plus or Minus)

- Within fifteen days the ACO will reconcile these costs and issue a modification for either upward or downward adjustment. In the event that premium transportation methods were used, the ACO must verify that the IPD priority code for that requisition required expedient shipment and that premium transportation did represent the most expedient method to meet the required delivery. As indicated in Paragraph 3.4.1, the Contractor will be assessed additional transportation costs for both erroneously shipped MROs/RDOs and the use of an inappropriate mode of shipment or carrier that results in excess costs to the Government.

ALTERNATIVE #2:

- On or near the first of each month, the Contractor shall submit an invoice to DFAS for the MRO/RDO Transportation Cost CLIN based on the actual transportation costs of MRO/RDO units shipped during the previous month. NOTE:
Block 1 of the DD250 must refer to a Delivery Order Number. It is possible to have several Delivery Orders under the contract all shipping to storage. When billing for MRO/RDO transportation, the Contractor may use the D.O. number for any OPEN order. Also, the Contractor must adhere to the CLIN numbering system. For example, if the Contractor's first invoice for Bill and Hold Transportation Costs references D.O. 0001, the CLIN is 9999AA. On subsequent invoices for transportation that reference D.O. 0001, the CLIN shall be numbered as 9999AB, 9999AC, 9999AD, etc. If D.O. 0001 completes and shipments to storage continue under D.O. 0002, on the first invoice for transportation that references D.O. 0002 the CLIN will become 9999AA and start the numbering cycle over again.

- On a monthly or quarterly basis, as determined by the ACO, a Transportation Report shall be submitted by the Contractor to the ACO. This report shall list the following:

         Month (Date)
         Total Quantity of Units Shipped under MROs and/or RDOs
         Actual Transportation Costs (include documentation from carriers)

- Within fifteen days the ACO will analyze these costs. In the event that premium transportation methods were used, the ACO must verify that the IPD priority code for that requisition required expedient shipment and that premium transportation did represent the most expedient method to meet the required delivery. As indicated in Paragraph 3.4.1, the Contractor


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will be assessed additional transportation costs for both erroneously shipped
MROs/RDOs and the use of an inappropriate mode of shipment or carrier that results in excess costs to the Government.

         3.4.11 CONTINUED MRO/RDO PROCESSING. For a minimum of 3 months and a maximum of 6 months after the final "Sill and Hold" shipment to inventory, the contractor will continue to process customer requisitions via MROs and/or Redistribution Orders to draw down Bill and Hold inventory. Within the 6 month period, the contractor will be given disposition instructions for the remaining inventory.

3.5      ADMINISTRATIVE CONTROL

         3.5.1 RECORDS. The Contractor shall establish and maintain administrative controls over records and files related to the contract.

         3.5.2 UNSHIPPED FILE. The Government will periodically request an unshipped file listing. The Contractor shall provide information to the PCO to facilitate the determination of actual shipment status.

3.6      PROCESSING AND SHIPMENT OF MATERIEL RELEASE ORDERS AND REDISTRIBUTION
         ORDERS

         3.6.1 ROUTINE CONTRACTOR FACILITY PROCESSING TIME. Upon receipt of a MRO or RDO, the Contractor will ship the requested materiel according to the timeframes specified below.

         3.6.2 EMERGENCY SUPPLY OPERATIONS CENTER (ESOC). MROs under this category require not more than a total of 24 hours processing and transit time.

         3.6.3 HIGH PRIORITY. MROs/RDOs under this category require not more than 1 business day warehouse facility processing and not more than 1 business day transit time. This applies to any request with an IPD 01-03 or an RDD entry of 999, NXX, EXX.

         3.6.4 PRIORITY. (IPD 04-08) MROs/RDOs under this category require a total or not more than 5 business days processing and transit time. This applies to any request.

         3.6.5 ROUTINE. (IPD 09-15) MROs/RDOs under this category require a total or not more than 7 business days processing and transit times.

                         PROCESSING AND SHIPMENT MATRIX


                  CATEGORY                   IDENTITY                            RECEIPT
                  --------                   --------                            TIMES
                                                                                 -----
                  ESOC                       ESOC communication                  24 hours
                                             (Phone, Fax, MRO)
                                             IPD 01-02

                  HIGH PRIORITY              IPD 03                              2 Business
                                                                                 days

                  PRIORITY                   IPD 04-08                           5 Business
                                                                                 days

                  ROUTINE                    IPD 09-15                           7 Business
                                             (Consolidation point for            days
                                             Overseas shipment)

         3.6.6 PRIORITY EFFECTIVENESS. Priority effectiveness is the percentage of items shipped on time from the time the contractor receives the MRO or RDO to the time the customer or distribution facility receives the order. Shipping must be via the appropriate mode of transportation to meet standards listed in Paragraph 3.6, Standard Process and Shipping. The Government will not fault the Contractor for shipments not meeting the described time standard when the


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deficiencies are caused by inventory holds, computer error, or any other reason not the fault of the Contractor as determined by the PCO. The Government will review the Contractor's priority effectiveness on a monthly basis (see 3.7.2 below).

3.7      REPORTS

         3.7.1 CARRIER ON-TIME FILL REPORT. Will be provided to the ACO on a monthly basis if the information is available at no additional cost to the Contractor or the Government.

         3.7.2 MRO/RDO SHIPMENTS REPORT. The Contractor shall provide a weekly report to the ACO consisting of the following information: broken down by NSN, corresponding contract number, requisition number, date received by contractor, date shipped, and DATE RECEIVED BY THE CUSTOMER OR DISTRIBUTION FACILITY. The report should be sorted by NSN. This report may be sent via email attachment (as a database or text file) or facsimile, and shall also be provided to the PCO if requested.

         3.7.3 COMMERCIAL WARRANTY REPORTS. The contractor shall provide a quarterly report to the PCO identifying each Customer Complaint received and contractor action taken under Clause H005, Commercial Warranty. The report shall consist of the following information: customer's requisition number, date complaint received, date resolved by the contractor, an contractor action to resolve complaint. This report may be sent via mail, facsimile or e-mail.

         3.7.4 INVENTORY RECONCILIATION. The contractor shall electronically provide a quarterly inventory report, by NSN, to the PCO (in spreadsheet or text file format) which will be used to reconcile any differences in inventory balances between DSCP and the Bill and Hold contractor's records. The contractor shall be required to advise DSCP of the quantity per NSN being held in inventory at their facility, as of the established inventory cutoff date, less any outstanding MRO/RDO quantities (any MROs or RDOs received but not actually pulled from inventory as of the cutoff date). The QAR is to verify the accuracy of the listing and conduct occasional spot checks, via a random sampling of NSNs.

4.        GOVERNMENT OWNED PROPERTY (GOP)

4.1 HOLD HARMLESS AND INDEMNIFICATION AGREEMENT. The Contractor shall save and hold harmless and indemnify the Government against any and all liability, claims, and costs of whatsoever kind and nature for injury to or death of any person or persons and for loss or damage to any property occurring in connection with or in any way incident to or arising out of the occupancy, use, service, operations, or performance of work under the terms of this contract, which resulted in whole or in part through the negligent acts or omissions of his employees, agent(s), or subcontractor(s).

4.2 DAMAGE TO GOVERNMENT PROPERTY FROM CAUSES OTHER THAN CONTRACTOR'S NEGLIGENCE. Nothing in the above paragraphs shall be considered to preclude the Government from receiving the benefits or any insurance the Contractor may carry which provides for indemnification for loss or destruction of, or damage to property in the custody and care of the Contractor where such loss, destruction, or damage is to Government property. The Contractor shall do nothing to prejudice the Government's right to recover against third parties for loss, destruction of, or damage to Government property. Upon the request of the PCO or the ACO, the Contractor shall, at the Government's expense, furnish to the government all reasonable assistance and cooperation (including assistance in the prosecution of suit and execution of instructions of assignments in favor of the Government) in obtaining recovery.

4.3 CONTRACTOR LIABILITY FOR LOSS AND/OR DAMAGE INSURANCE. The Contractor shall be liable for any and E goods lost or damaged while being processed or stored in its facility and while being delivered to the end destination. The Contractor shall take appropriate measures to protect materiel from weather (all hazards including but not limited to temperature extremes and moisture), pilferage, electronic magnetic hazards, or other hazards while in storage and in transit.

4.4      INVENTORY

         4.4.1 PHYSICAL INVENTORY. The Contractor shall perform a physical inventory of all Government-owned property in its possession or control, at any time, as directed by the PCO. A complete physical inventory of all NSNs will be conducted prior to the end of each term and coordinated with the PCO. The contractor shall be required to advise DSCP of the quantity per being held in inventory at their facility, as of the established inventory cutoff date, less any outstanding MRO/RDO quantities (any MROs or RDOs received but not actually pulled from inventory as of the cutoff date). THE CONTRACTOR SHALL REIMBURSE THE GOVERNMENT THE CONTRACT PRICE FOR ANY INVENTORY SHORTAGES IDENTIFIED AS THE RESULT OF AN INVENTORY.


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         4.4.2    END OF TERM INVENTORY PROCEDURES. Upon completion of the
physical inventory, a comparison of on hand balances will be made to ensure that the DSCP record (NIR) agrees with the contractor's physical count. The accountable record/balance shall be maintained by the Contractor.

                  4.4.2.1 Reconciliation of discrepancies between the actual physical count and the NIR will require extensive coordination between the Contractor or subcontractor authorized by the Contractor to conduct the physical inventory and the Government. Reconciliation is to be completed and a database file or text file showing the inventory count and outstanding MRO/RDO count for each NSN is to be provided by the contractor to DSCP. The Government reserves the right to conduct an audit of inventory maintained at the contractor's plant at any time.

         4.4.3    ACCOUNTABLE INVENTORY BALANCES

                  4.4.3.1 FIRST YEAR: All receipts recorded by the Contractor's facility minus all MROs and RDOs pulled from inventory.

                  4.4.3.2 OPTION YEARS: Beginning of year on-hand balance (after completion of inventory) plus all receipts minus all MROs and RDOs pulled from inventory.

4.5 INVENTORY UPON CONTRACT COMPLETION. Upon contract completion or end of performance, the Contractor will conduct a wall-to-wall inventory of Government-owned property. In accordance with paragraph 3.4.11, the PCO will provide disposition instructions for the Government-owned property remaining at the Contractor's facility. The Contractor will return all Government-owned property in inventory in accordance with the disposition instructions provided by the PCO. THE CONTRACTOR SHALL REIMBURSE THE GOVERNMENT THE CONTRACT PRICE FOR ALL INVENTORY NOT AVAILABLE TO RETURN TO THE GOVERNMENT.

5.       CONTRACTOR FURNISHED PROPERTY (CFP)

5.1 GENERAL. The Contractor shall furnish all property necessary to perform the requirements of this contract. Contractor furnished property and services shall be compatible with existing Government systems.

5.2 MATERIALS. The Contractor is responsible for providing all supplies, materials and equipment needed to perform the tasks stated in Section 3, Contractor Tasks, of this contract.

5.3 AUTOMATED DATA PROCESSING EQUIPMENT (ADPE). The Contractor is responsible for software installation and programming which will interface with the Government's ADPE. The preferred software communication link between the automated systems is DAMES. The Contractor's ADPE must be able to interface with Government's ADPE using the SAMMS DICs listed. The ADPE interface shall be operational two weeks prior to the first shipment of goods to the Contractor's storage facility as coordinated with and agreed to by the Contractor and the Government.

6.       QUALITY

6.1      QUALITY CONTROL

         6.1.1 GENERAL. The Contractor shall establish and maintain a complete Government approved Quality Control Plan (QCP) to assure the requirements of the contract are provided as specified. The Contractor's QCP shall provide at the minimum, their inspection systems for all services required under this SOW, including: an organizational chart, Points-of-Contact, inspection points, system(s) for identification and correction of deficiencies, and a staffing plan for inspection functions. The program will include, but is not limited to, the following components.

         6.1.2 INSPECTION SYSTEM. An inspection system is required covering the performance requirements stated in Section 3, Contractor Tasks, of this SOW. It must specify areas to be inspected on either a scheduled or unscheduled basis and title of individual(s) who will do the inspection. A method of identifying deficiencies in the quality of services

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performed is required, as well as method of maintaining a file of inspections conducted by the Contractor and any corrective actions taken. These documents shall be available to the Government at any time during the term of the contract.

6.2      QUALITY ASSURANCE

         6.2.1    GENERAL. The Government will monitor the Contractor's

performance in accordance with the Contractor's Quality Control Program.

         6.2.2 PERFORMANCE EVALUATION MEETINGS. The Contract Manager may be required to meet with the PCO/ACO and QAR personnel at least once monthly during the first six months of operating Bill and Hold. The ACO will notify the Contractor at least 7 days prior to the meeting date. Meetings will be as often as necessary thereafter as determined by the PCO or ACO. However, a meeting will be held whenever a Contract Discrepancy Report (CDR) is issued. A mutual effort will b made to resolve all problems identified. The written minutes of these meetings shall be signed by the Contract Manager, ACO, and QAR. Should the Contractor not concur with the minutes, he/she shall state in writing to the ACO any areas of nonconcurrence.

         6.2.3 PLANT ACCESS. The Contractor shall provide access to storage areas to any personnel authorized by the PCO/ACO for the purpose of touring and/or inspecting those areas.

         6.2.4 PHYSICAL SECURITY. The Contractor shall implement a physical security plan. The physical security plan shall include all Government owned property furnished for the performance of this contract. The Government will not be responsible in any way for damage to the Contractor's supplies, materials, equipment, and property or to Contractor personnel= personal belongings that are damaged or destroyed by fire, theft, accident, or other disaster.

6.3      WARRANTY PROVISIONS

         6.3.1 WARRANTY FOR MRO/RDO SHIPMENTS. Clause H005, Commercial Warranty Provisions, shall now apply all MRO/RDO shipments.

         6.3.2 WARRANTY FOR STORAGE SHIPMENTS. In addition, Clause 52.246-9P35, Warranty of Supplies, shall apply to all units shipped in place to the contractor's storage facility and all units shipped to a government storage facility (including at contract completion). This warranty shall apply 13 months from the date of the "z" or final shipment under the contract.


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Attachment 1.

                      MATERIEL RELEASE ORDER DOCUMENT (from SAMMS Appendix B-7)

1. The MRO is the document by which a Defense Supply Center directs the release of materiel by a distribution activity to a customer.

2.       The following are the fields in the document:


FIELD                              FIELD
LEGEND                            POSITIONS           EXPLANATION/INSTRUCTIONS
------                            ---------           ------------------------

Document Identifier Code            1-3               Enter A5_
Routing Identifier Code             4-6               Enter the appropriate code applicable to distribution depot to which the MRO is directed (i.e. contractor's RIC code)
Media and Status Code               7                 Enter the code as shown on the requisition.
National Stock Number               8-20              Enter the NSN of the item ordered shipped.
Blank                               21-22             Leave blank.
Unit of Issue                       23-24             Enter the UI applicable to NSN.
Quantity                            25-29             Enter the quantity of the item ordered shipped (field zero-filled from left).
Document Number                     30-43             Enter the document number as shown on the requisition.
Suffix Code                         44                When the requisition quantity is divided due to multiple supply actions, enter the Suffix Code applicable to this portion of the original requisition quantity. When the requisitioned quantity is not divided, this field will be left blank.
Supplementary Address               45-50             Enter code as shown on the requisition.
Signal Code                         51                Enter code as shown on the requisition.
Fund Code                           52-53             Enter code as shown on the requisition.
Distribution Code/MDN               54-56             Enter code as shown on the requisition.
Project                             57-59             Enter code as shown on the requisition.
Priority                            60-61             Enter code as shown on the requisition.
Required Delivery Date              62-64             Enter the date as shown on the requisition; if none, blank.
Advice Code                         65-66             Enter code as shown on the requisition.
Routing Identifier Code (From)      67-69             Enter the code applicable to the DSC originating the MRO (DSCP is S9T).
Ownership/Purpose Code              70                Enter applicable
Ownership/Purpose Code.
Condition Code                      71                Enter applicable Condition Code.
Management Code                     72                Enter applicable Management Code.
Blank                               73                Leave blank.
Standard Price                      74-80             Enter the Standard Unit Price applicable to the NSN.

SP0100-97-D-0326                                            PAGE 17
McRae Industries, Inc,                                      Modification P00016

Attachment 2.

                    MATERIEL RELEASE/REDISTRIBUTION ORDER CONFIRMATION DOCUMENT
                                                     (from SAMMS Appendix B-14)

1. These documents are received by the Defense Supply Center from the distribution activity as confirmation of shipment of materiel.

2.       The following are the fields in the MRO/RDO Confirmation Document:


FIELD                              FIELD
LEGEND                            POSITIONS           EXPLANATION/INSTRUCTIONS
------                            ---------           ------------------------

Document Identifier Code            1-3               DIC AR0 - To indicate exact quantity ordered has been shipped.
Routing Identifier (To) Code        4-6               Enter the RIC of the DSC receiving the shipment confirmation.
Media and Status Code/              7                 For other than FMS shipments, perpetuate M&S Code from MRO. For FMS
  Transportation Bill Code (TBC)                      shipments,enter TBC applicable to the shipment.
National Stock Number               8-20              Enter the NSN to which confirmation is applicable.
Submission Time                     21-22             Leave blank.
Unit of Issue                       23-24             Enter the UI as shown on the MRO/RDO.
Quantity                            25-29             Enter the quantity applicable to the item being supplied
                                                      (zero-filled from left).
Document Number                     30-43             Enter the document number as shown on the MRO/RDO.
Suffix Code                         44                Enter the Suffix Code contained in pos. 44 of the MRO, to indicate that the requisitioned quantity was divided into separate supply actions by the
                                                      DSC. Leave blank when pos. 44 of the MRO/RDO is blank.
Supplementary Address               45-50             Enter the coded address as shown on the MRO/RDO.
Hold Code                           51                Leave blank.
Fund Code                           52-53             Enter the code as shown on the MRO/RDO.
Distribution Code                   54-56             Enter the code as shown on the MRO/RDO.
Date Shipped                        57-59             Enter date delivered to carrier.
Transportation Control #            60-76             Enter coding as follows.
(Requisition Document               (60-73)           Enter the requisition document number (DoDAAC, date of requisition, serial
     Number)                                          number of requisition).
(Suffix Code)                       (74)              Enter the Suffix Code from requisition (X if none).
(Partial Shipment Code)             (75)              Code (alpha character except 1, O, X, and Z). The Last Partial Shipment is
                                                      Z. FULL SHIPMENT IS X.
(Split Shipment Code)               (76)              Enter Split Shipment Code (alpha character except 1, O, X, and Z). The last Split Shipment is Z. FULL SHIPMENT IS X.
Mode of Shipment Code               77                Enter the appropriate code identifying the mode of shipment
                                                      (see attachment 4).
Date Available for Shipment         78-80             Leave blank.

SP0100-97-D-0326                                            PAGE 18
McRae Industries, Inc.                                      Modification P00016

Attachment 3.

                        MATERIEL RECEIPT TRANSACTION (FROM SAMMS Appendix B-20)

1. This document is used by the storage activities for reporting receipt of materiel from contract source.

2.       The following are the fields in the transaction:


FIELD                              FIELD
LEGEND                            POSITIONS           EXPLANATION/INSTRUCTIONS
------                            ---------           ------------------------

Document Identifier Code            1-3      Enter DIC D4S.
Routing Identifier Code (To)        4-6      Enter S9T.
Blank                               7        Leave blank.
National Stock Number               8-20     Enter the NSN of the item received.
Blank                               21-22    Leave blank.
Unit of Issue                       23-24    Enter for item received.
Quantity                            25-29    Enter the quantity of item received (preceding significant digits with zeros).
Procurement Instrument or           30-42    Enter contract number.
Blank                               43       Leave blank.
Suffix Code                         44       Leave blank.
Item Number                         45-50    Identify the Contract Line Item Number (preceding significant digits with zeros).
Blank                               51-53    Leave blank.
Distribution Code                   54-56    Enter (or perpetuate) manufacturing directive number if applicable;
                                             otherwise, leave blank.
Project Code (or ORC)               57-59    Leave blank.
Shipment Number                     60-66    Enter Shipment Number from DD250 (preceding significant digits with zeros).
Routing Identifier Code             67-69    Enter the RIC of the storage activity at which the (From) materiel was received (contractor's RIC).
Ownership/Purpose Code              70       Enter the letter A.
Condition Code                      71       Enter the letter A.
Management Code                     72       Leave blank.
Date                                73-75    Enter Julian date when materiel was received into inventory.
Blank                               76       Leave blank.
Call/Order Serial Number            77-80    Enter the contract delivery order number, if applicable.

SP0100-97-D-0325                                            PAGE 19
McRae Industries, Inc.                                      Modification P00016

Attachment 4.

                              MODE OF SHIPMENT CODES (from SAMMS Appendix A-17)

1. This code is a one-digit alpha/numeric character that identifies the initial method of movement from the shipping activity.


CODE              EXPLANATION

A                 Motor, truckload
B                 Motor, Class Rating (Less than truckload)
C                 Van (unpacked, uncrated personal or Government property)
D                 Driveaway, truckaway, towaway
E                 Bus
F                 Military Airlift Command (Channel and Special Assignment Airlift Mission)
G                 Surface parcel post
H                 Air parcel post
I                 Government trucks, for shipment outside local delivery area
J                 Air-Small package carrier
K                 Rail, carload
L                 Rail, less than carload
M                 Surface-Freight forwarder
N                 LOGAIR
O                 Organic military air (including aircraft of foreign governments)
P                 Through Bill of Lading (TGBL)
Q                 Commercial Air Freight-Includes Regular and Expedited Service (Provided by Major Air Lines), Also includes
                  Charters and Air Taxi
R                 Reserved for Future Use
S                 Scheduled Truck Service (STS) (applies to contract carriage, guaranteed traffic routings and/or scheduled service)
T                 Air freight forwarder
U                 QUICKTRANS
V                 SEAVAN
W                 Water, river, lake, coastal (commercial)
X                 Bearer, walk--thru (customer pickup of material)
Y                 Military Intratheater airlift service
Z                 MSC (controlled contract or arranged space)

*        Includes Trailer/Container-On-Flat-Car (excluding SEAVAN).

2                 Government watercraft, barge, lighter
3                 RORO service
4                 ARFCOS
5                 Surface-Small Package Carrier
6                 Military Official Mail (MOM)
7                 Express mail
8                 Pipeline

9                 Local delivery by Government or commercial truck includes on base transfers, deliveries between air, water, or motor terminals, and adjacent activities. Local delivery areas are identified in commercial carriers' tariffs which are filed and approved by regulatory authorities.

SP0100-97-D-0326                                            PAGE 20
McRae Industries, Inc.                                      Modification P00016

Attachment 5.

                     REDISTRIBUTION ORDER TRANSACTION (FROM SAMMS Appendix B-5)

1. The RDO is the document by which a Defense Supply Center directs the shipment of materiel from one distribution facility to another distribution facility.

2.       The following are the fields in the document:


FIELD                              FIELD
LEGEND                            POSITIONS           EXPLANATION/INSTRUCTIONS
------                            ---------           ------------------------


Document Identifier Code          1-3                 Enter DIC A2A.
Routing Identifier Code           4-6                 Enter S9T (RDO transaction comes from DSCP)
      (From)
Media and Status Code             7                   Enter 0.
National Stock Number             8-20                Enter the NSN of the item ordered shipped.
Blank                             21-22               Leave blank.
Unit of Issue                     23-24               Enter the UI applicable to NSN.
Quantity                          25-29               Enter the quantity of the item ordered shipped (field zero-filled from left).
Document Number                   30-43               Enter the DSCP document number.
Suffix Code                       44                  Leave blank.
Supplementary Address             45-50               DoDAAC of the distribution activity the stock is to be shipped to.
Signal Code                       51                  Enter M.
Fund Code                         52-53               Enter KK.
Blank Field                       54-56               Leave blank.
Project                           57-59               Enter a Project Code or leave blank.
Priority                          60-61               Priority designator.
Blank Field                       62-69               Leave blank.
Purpose Code                      70                  Enter A.
Condition Code                    71                  Enter applicable stock Condition Code (usually A).
Blank Field                       72-73               Leave blank.
Routing Identifier Code           74-76               Contractor's RIC (RDO transaction goes to contractor)
      (To)
Output Routing Code               77-78               Code of DSCP originator.
Blank Field                       79-80               Leave blank.

SP0100-97-D-0326                                            PAGE 21
McRae Industries, Inc.                                      Modification P00016

EXCERPT FROM APPENDIX B-14

Transportation Control              (60-76)  Enter the TCN. (See Note)
Number (TCN)

         (Requisition Document      (60-73) Enter the Requisition Document Number:
         Number)                    Requisitioner, date of requisition and Serial Number of requisition.

         (Suffix Code)              (74) Enter the Suffix Code from requisition (X if none).

         (Partial Shipment Code)    (75) Code (alpha character except I, O, X, and Z). The Last Partial Shipment is Z.
                                    Full Shipment is X.

         (Split Shipment Code)      (76) Enter Split Shipment Code (alpha character except I, O, X, and Z). The last Split
                                    Shipment is Z. Full shipment is X.

Mode of Shipment Code               (77) Enter the appropriate code identifying the mode of shipment (see appendix A-17).
                                    Leave blank when shipment has not occurred.

Date Available for Shipment         (78-80) Shipment Status or leave blank in response to follow-up when shipment has not occurred.

                                    a.       CONUS - Enter date available for shipment.

                                    b.       Overseas - Enter date available for shipment. Leave blank
                                    on parcel post and when shipment has not occurred.

                                    c.       For MAS transactions enter date available for shipment.

NOTE:    In February 1997, the full 17 position TCN was mandated to be used for all shipments.


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